UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2003

ANDRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-31475	65-1013859

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4955 Orange Drive, Davie, Florida	33314

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 584-0300

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibit 99.1 — Press Release dated April 29, 2003.

ITEM 9: REGULATION FD DISCLOSURE

     The information contained in this Item 9 of the Current Report is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

     Attached and incorporated herein by reference as Exhibit 99.1 is a copy of the press release of Andrx Corporation dated April 29, 2003, reporting Andrx Corporation’s financial results for the quarter ended March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDRX CORPORATION

Date: April 29, 2003	By: /s/ Richard J. Lane

Richard J. Lane Chief Executive Officer

2